UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2024

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235
Deer Park, Illinois 60010-7208
(Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends the Form 8-K filed on December 20, 2024 (the “Original Report”). This Amendment No. 1 is being filed to provide the status of filing the financial statements relating to the Increlex® product (“Increlex”) as required by Item 9.01 of Form 8-K. This Amendment No. 1 amends Item 2.01 and includes additional information under Item 8.01. Other than as set forth in this Introductory Note, no changes have been made to the Original Report.

Item 2.01

As previously reported in the Original Report, on December 19, 2024, Eton Pharmaceuticals, Inc. (the “Company”) completed its purchase (the “Acquisition”) of the Increlex product from Ipsen S.A. (“Ipsen”).

Following the closing, the Company’s advisors determined that, under relevant accounting rules and interpretations, the Acquisition must be accounted for by the Company as a business combination rather than an asset purchase. As a result of this determination, the Company is required to file an amendment to the Original Report to provide separate audited financial statements and unaudited pro forma financial information for Increlex, specified by Item 9.01 of Form 8-K, no later than 71 calendar days after the date that the Original Report on Form 8-K was required to be filed with the SEC, which is March 7, 2025.

While the Company is required to file audited financial statements of Increlex for the years ended December 31, 2023 and 2022 and the nine months ended September 30, 2024 and 2023, as well as unaudited proforma financial information for the years ended December 31, 2024 and 2023, Increlex was accounted for as a single product within Ipsen's consolidated financial statements and not as a separate business. Historical financial statements for the Increlex product do not exist, and as a result, the Company believes that it will be unable to create the required financial statements. Accordingly, the Company has filed a request with the SEC that the SEC waive the aforementioned financial statement filing requirement.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Original Report which is incorporated herein by reference. The summary is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC.

Item 8.01

The information contained in Item 2.01 is hereby incorporated into this Item 8.01.

You should carefully consider and evaluate all of the information in this Report in combination with the more detailed description of our business, the acquisition and the risks associated with it in in our Quarterly Report on Form 10-Q for the Quarter ended September 30, 2024, which we filed with the SEC on November 12, 2024. As a result of our inability to file an amendment to our Current Report on Form 8-K providing audited financial statements of the Increlex product and the pro forma financial information specified by Item 9.01 of Form 8-K by the requisite due date, there has been a material change in our Risk Factors, as set forth below:

As we were unable to file an Amendment to our Form 8-K reporting the completion of our acquisition of the Increlex business containing the audited consolidated financial statements and the Pro Forma Financial Information required by Item 9.01 of Form 8-K by the required due date, we are no longer in compliance with our reporting obligations under the Securities Exchange Act of 1933, as amended (the “Exchange Act”).

On March 7, 2025, within the period required by SEC rules, we filed with the SEC Amendment No.1 to our Current Report on Form 8-K reporting the completion of our acquisition of the Increlex product on December 19, 2024. Under Item 9.01 of Form 8-K, we were required to include audited financial statements and pro forma financial information for Increlex in the form and for the periods specified in Regulation S-X, the SEC’s regulation containing the rules governing the form and content of financial statements for public companies, in an amendment to that Form 8-K that was due by March 7, 2025.

Our inability to obtain such information by the deadline has resulted in noncompliance with our reporting obligations under the Exchange Act. Such noncompliance, in turn:

●	has, in the absence receiving the requested waiver from the SEC, rendered us ineligible to use the SEC's short-form registration statement on Form S-3 to register the issuance of our securities for any capital raising activities; and
●	could, depending on if and/or when the financial statements are created and become available and we file them, have other material and adverse consequences that are summarized below.

Until the earlier of the date on which we receive the requested waiver or the audited financial statements and the unaudited pro forma financial information specified by Item 9.01 of Form 8-K are filed with the SEC, no new registration statement that we file with the SEC seeking to register our securities for issuance, sale or resale, including for capital raising transactions, additional acquisitions or for our employee benefit programs, will be declared effective by the SEC and thus our capital raising activities and ability to provide new equity incentives to our employees will be substantially curtailed during that period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2025	By:	/s/ James R. Gruber
James R. Gruber
Chief Financial Officer and Secretary
(Principal Financial Officer)

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